UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2020 (December 16, 2020)

VERITIV CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36479	46-3234977
(Commission File Number)	(IRS Employer Identification No.)

1000 Abernathy Road NE
Building 400, Suite 1700
Atlanta, GA	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 391-8200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	VRTV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05	Costs Associated with Exit or Disposal Activities

On December 16, 2020, the Board of Directors of Veritiv Corporation (the “Company”) approved an expansion (the “Expansion”) of the restructuring plan previously announced on July 9, 2020 (the “2020 Restructuring Plan”). We commenced the 2020 Restructuring Plan earlier this year in response to the impact of the COVID-19 pandemic on our business operations and the ongoing secular changes in our Print and Publishing segments. The Expansion will result in the closure of additional warehouse facilities, repositioning of inventory to expand our service radius, and other actions. The expanded 2020 Restructuring Plan is expected to further align our cost structure with ongoing business needs as we execute on our stated corporate strategy. We expect the Expansion to generate incremental annualized savings, including supply chain productivity improvements, in the range of approximately $12 to $22 million beginning in 2021, in addition to the $80 to $90 million of expected annualized savings associated with the 2020 Restructuring Plan, as announced in July.

We estimate the Expansion will result in additional cash expenditures and charges of between $17 and $33 million. We expect these expenditures and charges will consist of approximately $5 to $6 million in employee termination and other one-time compensation costs, $7 to $18 million in real estate exit costs, $5 million in inventory related charges and up to $4 million in other exit costs. Based on the results to date from execution of the 2020 Restructuring Plan, as originally announced, we have reduced our overall cost estimates for the 2020 Restructuring Plan. We now estimate that the 2020 Restructuring Plan, as expanded, will result in total cash expenditures and charges of between $77 and $101 million, up slightly from the $75 to $90 million announced in July. We expect to substantially complete the 2020 Restructuring Plan, as expanded, by the end of 2021.

Safe Harbor Provision

Certain statements contained in this current report on Form 8-K regarding expected costs and savings associated with the expanded 2020 Restructuring Plan and the ongoing supply chain restructuring review and any other statements not constituting historical fact are “forward-looking statements” subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words “believe,” “expect,” “anticipate,” “continue,” “intend,” “should,” “will,” “would,” “planned,” “estimated,” “potential,” “goal,” “outlook,” “may,” “predicts,” “could,” or the negative of such terms, or other comparable expressions, as they relate to the Company or its business, have been used to identify such forward-looking statements. All forward-looking statements reflect only the Company’s current beliefs and assumptions with respect to future operating results, performance, business plans, prospects, guidance and other matters, and are based on information currently available to the Company. Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause the Company’s actual operating results, performance, business plans, prospects or guidance to differ materially from those expressed in, or implied by, these statements.

Factors that could cause actual results to differ materially from current expectations include risks and other factors described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and subsequent Quarterly Reports on Form 10-Q and elsewhere in the Company’s publicly available reports filed with the SEC, which contain a discussion of various factors that may affect the Company’s business or financial results. Such risks and other factors, which in some instances are beyond the Company’s control, include, among others: the industry-wide decline in demand for paper and related products; adverse impacts of the COVID-19 pandemic; uncertainties as to the structure, timing, benefits and costs of the 2020 Restructuring Plan or any future restructuring plan that the Company may undertake; increased competition from existing and non-traditional sources; adverse developments in general business and economic conditions as well as conditions in the global capital and credit markets impacting our Company and our customers; foreign currency fluctuations; our ability to attract, train and retain highly qualified employees; the effects of work stoppages, union negotiations and labor disputes; the loss of any of our significant customers; changes in business conditions in our international operations; procurement and other risks in obtaining packaging, facility products and paper from our suppliers for resale to our customers; changes in prices for raw materials; increases in the cost of fuel and third-party freight and the availability of third-party freight providers; changes in trade policies and regulations; inclement weather, widespread outbreak of an illness or responses thereto, anti-terrorism measures and other disruptions to our supply chain, distribution system and operations; our dependence on a variety of information technology and telecommunications systems and the Internet; our reliance on third-party vendors for various services; cybersecurity risks; costs to comply with laws, rules and regulations, including environmental, health and safety laws, and to satisfy any liability or obligation imposed under such laws; regulatory changes and judicial rulings impacting our business; adverse results from litigation, governmental investigations or audits, or tax-related proceedings or audits; our ability to adequately protect our material intellectual property and other proprietary rights, or to defend successfully against intellectual property infringement claims by third parties; our pension and health care costs and participation in multi-employer pension, health and welfare plans; increasing interest rates; our ability to generate sufficient cash to service our debt; our ability to comply with the covenants contained in our debt agreements; our ability to refinance or restructure our debt on reasonable terms and conditions as might be necessary from time to time; changes in accounting standards and methodologies; and other events of which we are presently unaware or that we currently deem immaterial that may result in unexpected adverse operating results. The Company is not responsible for updating any forward-looking statements contained in this current report on Form 8-K beyond the published date to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITIV CORPORATION

Date: December 21, 2020
/s/ Mark W. Hianik
Mark W. Hianik
Senior Vice President, General Counsel
& Corporate Secretary